Exhibit 99.1

SCVX AND BRIGHT MACHINES MUTUALLY AGREE TO TERMINATE

BUSINESS COMBINATION AGREEMENT

NEW YORK, New York – December 13, 2021 - SCVX Corp., a Cayman Islands exempted company (NYSE: SCVX) (“SCVX”) and a special purpose acquisition company, and Bright Machines, Inc., a Delaware corporation (“Bright Machines), today announced that both companies have mutually agreed to terminate their previously announced business combination agreement, effective immediately. In light of the low likelihood that the business combination agreement could be completed prior to the January 15, 2022 “outside date” set forth in the merger agreement and current market conditions, SCVX and Bright Machines believe that terminating the business combination agreement is the best path forward for the parties and their respective stockholders. SCVX is considering alternative transactions, including extending its current dissolution deadline of January 28, 2022 and pursuing another business combination.

About SCVX

SCVX is a special purpose acquisition company (SPAC) created to fill what it believes is a tremendous void in the cybersecurity market for a scalable, comprehensive, integrated platform. It was created to acquire, partner with, and resource a cornerstone technology company capable of integrating with other best-in-breed security technologies.

About Bright Machines

Headquartered in San Francisco, Bright Machines is an industry leading technology company that offers an innovative approach to intelligent, software-defined manufacturing. It leverages computer vision, machine learning, 3D simulation, and adaptive robotics to fundamentally change the flexibility, scalability, and economics of production. With more than 500 employees worldwide, Bright Machines operates R&D centers in the U.S. and Israel, with additional field operations in the U.S., Mexico, China, and Poland. In 2019 Bright Machines was named a “Technology Pioneer” by the World Economic Forum and one of “America’s Most Promising Artificial Intelligence Companies” by Forbes.

Bright Machines is reimagining the way products can be designed and produced, in order to address the realities of today and the future ahead. Rethink everything you ever knew about manufacturing. Visit us at www.brightmachines.com.

Forward Looking Statements

Certain statements in this press release are “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created thereby. These statements relate to future events or the Company’s future financial performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Company or its industry to be materially different from those expressed or implied by any forward-looking statements. In particular, statements about the Company’s expectations, beliefs, plans, objectives, assumptions, future events or future performance contained in this press release are forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “outlook,” “guidance” or the negative of those terms or other comparable terminology.

Please see the Company’s documents filed or to be filed with the Securities and Exchange Commission, including the Company’s Registration Statement on Form S-1, annual reports filed on Form 10-K and quarterly reports on Form 10-Q, and any amendments thereto for a discussion of certain important risk factors that relate to forward-looking statements contained in this report. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company’s control. These and other important factors may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. Any forward-looking statements are made only as of the date hereof, and unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Contacts

Investors

SCVX Corp.

Mike Doniger, mike@scvx.com

(202) 733-4719

Media

Tiger Hill Partners

James Maloney, james@tigerhillpartners.com

(202) 768-6058